UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 22, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201-3708 (410) 234-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2026, Baltimore Gas and Electric Company (BGE) issued $500 million aggregate principal amount of its 5.150% notes due June 1, 2033, and $425 million aggregate principal amount of its 6.050% notes due June 1, 2056. See Item 2.03 below for a description of the notes and related agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 22, 2026, BGE issued $500 million aggregate principal amount of its 5.150% notes due June 1, 2033, and $425 million aggregate principal amount of its 6.050% notes due June 1, 2056 (collectively, the Notes). The Notes were issued pursuant to an Indenture dated as of September 1, 2019, between BGE and U.S. Bank Trust Company, National Association, as trustee. BGE intends to use the proceeds of the Notes to (i) to retire $350 million of BGE’s 2.400% senior notes due August 15, 2026 and (ii) for general corporate purposes. The Notes were registered under the Securities Act of 1933, as amended, pursuant to BGE’s Registration Statement on Form S-3 (Registration No. 333-277223-01).

Interest on the Notes is payable semi-annually on June 1 and December 1, commencing December 1, 2026.

The Notes are subject to optional redemption as provided in the forms of the Notes attached to this Current Report as Exhibits 4.1 and 4.2.

In connection with the issuance of the Notes, Ballard Spahr LLP provided BGE with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated May 19, 2026, among BGE and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with BGE and its affiliates. They have received customary fees and commissions for these transactions. In addition, some of the underwriters or some of the banking affiliates of the underwriters are lending parties in BGE's revolving credit facility.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
1.1
Underwriting Agreement dated May 19, 2026, among BGE and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Form of 5.150% Note due 2033
4.2	Form of 6.050% Note due 2056
5.1	Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient power generation resources to meet actual or forecasted demand or disruptions at generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of BGE's credit ratings or other failure to satisfy the credit standards in BGE's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in BGE's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by BGE from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. BGE undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ Michael J. Cloyd
Michael J. Cloyd
Senior Vice President, Chief Financial Officer and Treasurer

May 22, 2026

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated May 19, 2026, among BGE and Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein

4.1	Form of 5.150% Note due 2033
4.2	Form of 6.050% Note due 2056
5.1	Opinion of Ballard Spahr LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)